EXHIBIT 32.2

Rule 13a-14(b) Certification of CFO

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tianci International, Inc. (the “Company”) certifies that:

1. The Quarterly Report on Form 10-Q of the Company for the period ended January 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2026	By:	/s/ Wei Fang
Wei Fang, Chief Financial Officer